UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported)  October 17, 2005

K&F Industries Holdings, Inc.	K&F Industries, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware
(State or other jurisdiction of	(State or other jurisdiction of
incorporation or organization)	incorporation or organization)

333-124870	33-29035
(Commission File Number)	(Commission File Number)

20-1844325	34-1614845
(IRS Employer Identification No.)	(IRS Employer Identification No.)

50 Main Street, 4th Floor, White Plains, NY	10606
(Address of principal executive offices)	(Zip Code)

(914) 448-2700

(Registrants’ telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On October 17, 2005, K&F Industries, Inc. (“Industries”), a wholly-owned subsidiary of K&F Industries Holdings, Inc. (“Holdings”), entered into a First Amendment (the “Amendment”) to its existing credit agreement.  The Amendment amends certain terms of Industries’ Credit Agreement (the “Credit Agreement”), dated as of November 18, 2004, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 23, 2004. Except as amended by the Amendment, the terms of the Credit Agreement remain in effect.  The Amendment reduces the interest rate across the entire pricing grid of the term loans by 25 basis points resulting in an annual reduction in interest expense of approximately $1 million, based on $456 million of term loans currently outstanding. Currently effective pricing is thereby reduced from LIBOR plus a 250 basis point margin to LIBOR plus a 225 basis point margin.  The amended credit facility also allows Industries to further reduce its annual borrowing costs based on achievement of a lower consolidated leverage ratio.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.  Certain of the lenders or agents under the Amendment have participated in the Company’s securities offerings as initial purchasers or otherwise.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description of Exhibit
10.1

First Amendment, dated as of October 17, 2005, among K&F Intermediate Holdco, Inc., K&F Industries, Inc. as Borrower, the several banks and other financial institutions or entities from time to time parties thereto as the Lenders, Lehman Brothers Inc. and J.P. Morgan Securities Inc., as exclusive advisors, joint lead arrangers and joint bookrunners, J.P. Morgan Securities Inc., as Syndication Agent, Goldman Sachs Credit Partners L.P. and Citigroup Global Markets Inc., as Co-Documentation Agents and Lehman Commercial Paper Inc., as Administrative Agent.

99.1	Press Release dated October 18, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

K&F Industries Holdings, Inc.

Date: October 19, 2005	By:	/s/ Ronald H. Kisner
Executive Vice President,
Secretary and General Counsel

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

K&F Industries, Inc.

Date: October 19, 2005	By:	/s/ Ronald H. Kisner
Executive Vice President,
Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1

First Amendment, dated as of October 17, 2005, among K&F Intermediate Holdco, Inc., K&F Industries, Inc. as Borrower, the several banks and other financial institutions or entities from time to time parties thereto as the Lenders, Lehman Brothers Inc. and J.P. Morgan Securities Inc., as exclusive advisors, joint lead arrangers and joint bookrunners, J.P. Morgan Securities Inc., as Syndication Agent, Goldman Sachs Credit Partners L.P. and Citigroup Global Markets Inc., as Co-Documentation Agents and Lehman Commercial Paper Inc., as Administrative Agent.

99.1	Press Release dated October 18, 2005.